                                                                   EXHIBIT 10.7


                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                         EMPLOYEES' EXCESS BENEFIT PLAN
                         ------------------------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                 Page
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

I         INTRODUCTION..................................................  1
          Section 1.1   Name............................................  1
          Section 1.2   Purposes........................................  1

II        DEFINITIONS...................................................  1
          Section 2.1   Definitions.....................................  1

III       ELIGIBILITY...................................................  2
          Section 3.1   Eligibility.....................................  2

IV        BENEFITS......................................................  2
          Section 4.1   Amounts of Benefits.............................  2
          Section 4.2   Form and Timing of Benefit Payments.............  3
          Section 4.3   Benefits Unfunded...............................  3
          Section 4.4   Payment to Beneficiary..........................  3

V         ADMINISTRATION................................................  3
          Section 5.1   Duties of Administrator.........................  3
          Section 5.2   Claims Procedure................................  4

VI        AMENDMENT AND TERMINATION.....................................  4
          Section 6.1   Amendment and Termination.......................  4
          Section 6.2   Contractual Obligation..........................  4

VII       MISCELLANEOUS.................................................  4
          Section 7.1   No Employment Rights............................  4
          Section 7.2   Assignment......................................  5
          Section 7.3   Law Applicable..................................  5

SIGNATURES..............................................................  5

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------
                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------
                         EMPLOYEES' EXCESS BENEFIT PLAN
                         ------------------------------


          This agreement executed by CERTIFIED GROCERS OF CALIFORNIA, LTD., a corporation organized under the laws of the State of California, evidences the terms of a Comprehensive Amendment to Certified Grocers of California, Ltd. Employees' Excess Benefit Plan ("Plan") that was originally effective January 1, 1986 and amended from time to time thereafter.

          This Comprehensive Amendment is effective September 3, 1989 and the terms of the Plan shall be as follows:

                                   ARTICLE  I

                                  INTRODUCTION

          Section 1.1    Name.  The Plan evidenced by the terms hereof shall be
                         ----
known as the "Certified Grocers of California Ltd. Employees' Excess Benefit Plan."

          Section 1.2    Purposes.  The Plan is designed to provide retirement
                         --------
and other benefits to each eligible Employee and the beneficiaries of such Employee. The Plan is intended to be an excess benefit plan within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA").

                                  ARTICLE  II

                                  DEFINITIONS

          Section 2.1    Definitions.  When used herein the following terms
                         -----------
shall have the following meanings unless a different meaning is clearly required by the context of the Plan.

          (a) The "Administrator" shall mean the plan administrator of the Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan.

          (b) The "Beneficiary" shall mean the person or persons or trust designated in writing on forms supplied by the Administrator that are delivered prior to death to the Administrator by the Participant to receive benefits under the Plan in the event of death of the Participant as provided herein; or if no effective designation is made, then Beneficiary means the Participant's spouse, but if the Participant has no spouse at his death, then Beneficiary means his estate.

          (c) The "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) The "Company" shall mean Certified Grocers of California, Ltd., any corporation which subsequently adopts the Plan as a whole or as to one or more of its divisions, and any successor corporation which continues the Plan.

          (e) "Employee" shall mean any person who renders services to the Company in the status of an employee as that term is defined in Section 3121(d) of the Code.

          (f) "Participant" shall mean any Employee entitled to receive benefits under the Plan.

          (g) "Plan" shall mean Certified Grocers of California, Ltd. Employees' Excess Benefit Plan.

          (h) "Separation from Service" shall mean the date that a Participant ceases to be an Employee because of a voluntary or involuntary quit, layoff or termination, or in the event of death.

          (i) The "Sheltered Savings Plan" shall mean the Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan.

                                  ARTICLE  III

                                  ELIGIBILITY

          Section 3.1    Eligibility.  All Employees and beneficiaries of
                         -----------
Employees eligible to receive benefits from the Sheltered Savings Plan shall be eligible to be a Participant and to receive benefits under this Plan in accordance with Section 4.1 of this Plan.

                                  ARTICLE  IV

                                    BENEFITS

          Section 4.1    Amounts of Benefits.  The amount of benefits payable
                         -------------------
under the Plan, if any, shall be equal to the benefit which would have been allocable to, or made on behalf of, a Participant under the Sheltered Savings Plan as a result of Company contributions to the Plan which were not made because of the limitation contained in Section 415 of the Code as described in
Section 8.2 of the Sheltered Savings Plan (or its successor section).

          For the purposes of determining such benefit, but subject to the provisions of Section 4.4, the amount of the foregone Company contributions described in this Section shall be credited with earnings (or losses as the case might be) at a rate equal to the rate which is actually earned by the Company on funds specifically reserved by the Company to be used to pay such benefits in the future. Each Participant, subject to the approval of the Administrator, may designate the type of investment in which the foregone Company contributions shall be invested.

          Section 4.2    Form and Timing of Benefit Payments.  The benefit
                         -----------------------------------
payable to, or on behalf of, a Participant as determined under Section 4.1(a) shall be paid as follows:

          (a) if the benefit is less than $100,000, then the benefit will be paid in a lump sum;

          (b) if the benefit is $100,000 or more, but less than $200,000, then the benefit will be paid in two annual installments; or

          (c) if the benefit is $200,000 or more, then the benefit will be paid in three annual installments.

Benefit payments hereunder will commence as soon as administratively feasible following the Participant's Separation from Service.

          Section 4.3    Benefits Unfunded.  The benefits payable under the Plan
                         -----------------
shall be paid by the Company out of its general assets and shall not be otherwise specifically funded in any manner. Nothing herein contained shall preclude the creation of a bookkeeping or other reserve for benefits payable hereunder.

          Section 4.4    Payment to Beneficiary.  In the event of the death of a
                         ----------------------
Participant, either before or after payments or distributions to the Participant have begun, the amount remaining to be paid shall be paid to the Participant's Beneficiary computed in the same manner, and payable at the same time, as if the Participant were still living.

                                   ARTICLE  V

                                 ADMINISTRATION

          Section 5.1    Duties of Administrator.  The Plan shall be
                         -----------------------
administered by the Administrator in accordance with its terms and purposes.
The Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Employee from the Plan and shall attempt to cause them to be paid by the Company accordingly.

          Section 5.2    Claims Procedure.  In case the claim of any Participant
                         ----------------
or Beneficiary for benefits under the Plan is denied, the Administrator shall provide adequate notice in writing to such claimant, setting forth the specific reasons for such denial. The notice shall be written in a manner calculated to be understood by the claimant. The Administrator shall afford a Participant or Beneficiary, whose claim for benefits has been denied, 60 days from the date notice of such denial is delivered or mailed in which to appeal the decision in writing to the Administrator. If the Participant or Beneficiary appeals the decision in writing within 60 days, the Administrator shall review the written comments and any submissions of the Participant or Beneficiary and render its decision regarding the appeal, all within 60 days of such appeal.

          Section 5.3    Finality of Decisions.  The decisions made by and the
                         ---------------------
actions taken by the Administrator in the administration of the Plan shall be final and conclusive as to all persons, and the Administrator shall not be subject to individual liability with respect to the Plan. Without limiting the generality of this Section 5.2, the Administrator shall have the discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

                                  ARTICLE  VI

                           AMENDMENT AND TERMINATION

          Section 6.1    Amendment and Termination.  While the Company intends
                         -------------------------
to maintain the Plan in conjunction with the Sheltered Savings Plan for as long as necessary, the Company reserves the right to amend and/or fully or partially terminate the Plan at any time for whatever reasons the Company may deem appropriate.

          Section 6.2    Contractual Obligation. Notwithstanding Section 6.1,
                         ----------------------
the Company hereby makes a contractual commitment to pay the benefits accrued under the Plan to the extent it is financially capable of meeting such obligations.

                                  ARTICLE  VII

                                 MISCELLANEOUS

          Section 7.1    No Employment Rights.  Nothing contained in the Plan
                         --------------------
shall be construed as a contract of employment between the Company and an Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without cause.

          Section 7.2    Assignment.  The benefits payable under this Plan to
                         ----------
any Participant or Beneficiary are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance and are not subject to any claim, attachment, garnishment or levy by any creditor.

          Section 7.3    Law Applicable.  This Plan shall be governed by the
                         --------------
laws of the State of California, except to the extent pre-empted by federal law.

          Executed at Los Angeles, California, this 5 day of December, 1995.


                               CERTIFIED GROCERS OF CALIFORNIA, LTD.


                               By: /s/ PAUL ROHDE
                                  ----------------------------------


                               By: /s/ D.A. WOODWARD
                                  ----------------------------------